UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OFHE
                         SECURITIES EXCHANGE ACT OF 1934

                       Date of Report: September 27, 2004
                        (Date of earliest event reported)

                           ALBANY INTERNATIONAL CORP.
             (Exact name of registrant as specified in its charter)

          Delaware                     0-16214                   14-0462060
(State or other jurisdiction         (Commission               (IRS employer
     of incorporation)               file number)            identification no.)

                      1373 Broadway, Albany, New York 12204
                                 (518) 445-2200
 (Address and telephone number of the registrant's principal executive offices)


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Item 1.01. Modification of a Material Definitive Agreement

On September 24, 2004, Albany International Corp. (the "Company") amended the Receivables Sale Agreement (the "Agreement") among Albany International Receivables Corporation, Albany International Corp., ABN AMRO Bank N.V., as agent for the Purchaser, the committed purchasers party thereto and Amsterdam Funding Corporation, a Delaware corporation. The purpose of the amendment was to extend the "Liquidity Termination Date" from September 24, 2004 to November 23, 2004. The extension allows the parties to complete the annual program audit required by the purchasers and Amsterdam. (The Agreement has been previously filed as Exhibit 10(j)(i).)

Albany International Receivables Corporation is a "Qualified Special Purpose Entity" under Financial Accounting Standards Board No. 140 and is a wholly owned subsidiary of Albany International Corp. ABN AMRO Bank. N.V. is a lender under the Company's primary revolving credit facility and may provide other banking and financial services to the Company from time to time.

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ALBANY INTERNATIONAL CORP.

                                           By: /s/ Michael C. Nahl
                                               -------------------------------
                                           Name: Michael C. Nahl
                                           Title: Senior Vice President and
                                                  Chief Financial Officer

Date: September 27, 2004